EXHIBIT 23.1
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        CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in the Registration Statement No. 333-126329 on Form S-8 of Landauer, Inc., of our report dated June 16, 2009, appearing in this Annual Report on Form 11-K of the Landauer, Inc. 401(k) Retirement Savings Plan for the year ended December 31, 2008.



                                   /s/ Crowe Horwath LLP
                                   ------------------------------
                                   Crowe Horwath LLP


Oak Brook, Illinois
June 16, 2009